January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL DIVIDEND GROWTH SECURITIES
Dated July 29, 2005

The following information is hereby added in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services – G. Fund Management’’:

As of December  31, 2005, Noreen Griffin and Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; 616 other accounts (including separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.3  billion in assets.

The following information is hereby added in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services − G. Fund Management—Securities Ownership of Portfolio Managers’:

As of December  31, 2005, Noreen Griffin and Colin McQueen did not own any shares of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.